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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) - October 18, 2001

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                               THE MONY GROUP INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                         1-14603                    13-3976138
(State or other jurisdiction of     (Commission File Number)           (IRS Employer
         Incorporation)                                             Identification No.)

                         1740 Broadway                                      10019
                      New York, New York                                 (Zip Code)
           (Address of principal executive offices)

                                 (212) 708-2000
              (Registrant's telephone number, including area code)

                                 ---------------

                                       N/A
             (Former name or address, if changed since last report)

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Item 5. Other Events.

     On October 18, 2001, The MONY Group Inc. issued a News Release. A copy of the News Release is filed herewith as Exhibit 99.1 and is incorporated in this
Item 5 by reference thereto.

Item 7. Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

               99.1 News Release of The MONY Group Inc., dated October 18, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, The MONY Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE MONY GROUP INC.

                                        By: /s/ Richard Daddario
                                           --------------------------------
                                           Richard Daddario
                                           Executive Vice President and
                                            Chief Financial Officer

Date: October 18, 2001

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                                  Exhibit Index

99.1      News Release of The MONY Group Inc., dated October 18, 2001.